Exhibit 99.5
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference of our report dated March 15, 2005 (August 4, 2005 as to Note 1 — Segment Realignment), relating to the financial statements and financial statement schedule of The Detroit Edison Company (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the change in the method of accounting for asset retirement obligations in 2003), appearing in this Current Report on Form 8-K of The Detroit Edison Company for the year ended December 31, 2004, in the following registration statements:

Form	Registration Number

Form S-3 Form S-3 Form S-4	333-100000 333-124159 333-123926
/S/ DELOITTE & TOUCHE LLP
Detroit, Michigan
August 4, 2005